Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Taxes

Note 14 — Taxes

Cayman Islands

MicroCloud, MC was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Mengyun HK, Mcloudvr HK, Ocean HK, Broadvision HK and HaiCloud Ltd, our subsidiaries incorporated in Hong Kong, are subject to a two-tiered income tax rate for taxable income earned in Hong Kong. The first HK$2 million of profits earned by a company is subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provision for operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on a case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Shanghai Mengyun obtained the “high-tech enterprise” tax status in October 2017 and further renewed in December 2023, which reduced its statutory income tax rate to 15% from January 2017 to December 2025. Shenzhen Mengyun obtained the “high-tech enterprise” tax status in November 2018 and further renewed in December 2021, which reduced its statutory income tax rate to 15% from January 2018 to December 2023. Shenzhen Bowei obtained the “high-tech enterprise” tax status in December 2021 and further renewed in December 2024, which reduced its statutory income tax rate to 15% from January 2021 to December 2026. From January 2023 to December 2027. For small and micro-sized enterprises, in accordance with the “Announcement of the Ministry of Finance and the State Taxation Administration No. 6 of 2023”, all taxable incomes not exceeding RMB 3 million will be uniformly levied at an actual tax rate of 5%. Beijing Xihuiyun, Shenzhen Haiyun, Haiyun Xingchen, Shenzhen Yushian, HaiYun Zhichuang, Yichang Jiyue, Beijing Jiyue and Shanghai Kuosou were eligible to employ this policy.

Horgos Weiyi, Horgos Youshi, Horgos Bowei and Horgos Tianyuemeng were formed and registered in Horgos in Xinjiang, China from 2016 to 2020, and Kashgar Youshi was formed and registered in Kashgar in Xinjiang, China in 2016. These companies are not subject to income tax for 5 years and can obtain another two years of tax exemption status and three years at reduced income tax rate of 12.5% after the 5 years due to the local tax policies to attract companies in various industries.

Significant components of the provision for income taxes are as follows:

	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2025	For the year ended December 31, 2025
	RMB	RMB	RMB	USD
Current income tax credit (expense)	(100,859)	(392,878)	-	-
Deferred income tax benefit (expense)	(4,038,047)	2,931,528	-	-
Income tax credit (expense)	(4,138,906)	2,538,650	-	-

For the year ended December 31, 2025, the Company did not recognize income tax expense primarily due to operating losses incurred during the period and the full valuation allowance recorded against deferred tax assets.

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2025
China statutory income tax rate	25.00%	25.00%	25.00%
Preferential tax rate reduction	(37.28)%	(22.08)%	(2.32)%
Change in valuation allowance	(15.37)%	3.90%	(12.37)%
Additional R&D deduction in China	1.38%	8.66%	8.55%
Permanent difference	(0.20)%	0.52%	0.20%
Tax rate difference outside China(1)	(0.05)%	0.38%	(19.06)%
Effective tax rate	(26.52)%	16.38%	-%

(1)	It is mainly due to the lower tax rate of the entities incorporated in Hong Kong, and tax exempt in Cayman Islands.

Deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2024	December 31, 2025	December 31, 2025
	RMB	RMB	USD
Deferred tax assets:
Allowance for expected credit losses	483,725	871,837	122,056
Impairment loss for investment	400,000	400,000	56,000
Net operating loss carry forward	16,443,342	17,114,228	2,395,978
Inventory reserve	127,639	101,355	14,190
Right of use	24,848	-	-
Less: valuation allowance	(17,479,554)	(18,487,420)	(2,588,224)
Deferred tax assets, net	-	-	-
Deferred tax liabilities:
Recognition of intangible assets arising from business combinations	-	-	-
Deferred tax liabilities, net	-	-	-
Total deferred tax assets, net	-	-	-

The Company evaluated the recoverable amounts of deferred tax assets and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary differences can be utilized. Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Company’s estimate of its future taxable income. If events occur in the future that allow the Company to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur. The Company has recorded a full valuation allowance against its deferred tax assets as of December 31, 2024 and 2025.

As of December 31, 2025, the Company had net operating loss carried forward of approximately RMB 115,296,107, which arose from Shanghai Mengyun, Shenzhen Mengyun, Shenzhen Bowei, Shenzhen Yushian, Shanghai Kuosou and Mcloudvr HK, the net operating loss carried forward of the subsidiaries established in the PRC will expire during the period from 2026 to 2030.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2025, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2024 and 2025 and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2025.

Value added taxes (“VAT”)

Revenue represents the invoiced value of service, net of VAT. The VAT is based on gross sales price. VAT rate is 6% on services and 13% on goods in China.

Taxes payable consisted of the following:

	December 31, 2024	December 31, 2025	December 31, 2025
	RMB	RMB	USD
VAT taxes payable	115,104	195,000	27,743
Income taxes payable	5,922	-	-
Other taxes payable	26,571	34,059	4,846
Totals	147,597	229,059	32,589